CAPITAL ONE MASTER TRUST (RECEIVABLES)
MONTHLY PERIOD : March 1999

Beginning of the Month Principal Receivables:                                                                  10,636,230,450.43
                                                                                                           ---------------------
Beginning of the Month Finance Charge Receivables:                                                                316,679,237.87
                                                                                                           ---------------------
Beginning of the Month Discounted Receivables:                                                                              0.00
                                                                                                           ---------------------
Beginning of the Month Total Receivables:                                                                      10,952,909,688.30
                                                                                                           ---------------------

Removed Principal Receivables:                                                                                              0.00
                                                                                                           ---------------------
Removed Finance Charge Receivables:                                                                                         0.00
                                                                                                           ---------------------
Removed Total Receivables:                                                                                                  0.00
                                                                                                           ---------------------

Additional Principal Receivables:                                                                                 374,100,183.02
                                                                                                           ---------------------
Additional Finance Charge Receivables:                                                                              1,815,173.05
                                                                                                           ---------------------
Additional Total Receivables:                                                                                     375,915,356.07
                                                                                                           ---------------------

Discounted Receivables Generated this Period                                                                                0.00
                                                                                                           ---------------------

End of the Month Principal Receivables:                                                                        10,265,233,584.18
                                                                                                           ---------------------
End of the Month Finance Charge Receivables:                                                                      302,945,842.03
                                                                                                           ---------------------
End of the Month Discounted Receivables:                                                                                    0.00
                                                                                                           ---------------------
End of the Month Total Receivables:                                                                            10,568,179,426.21
                                                                                                           ---------------------

Excess Funding Account Balance                                                                                              0.00
                                                                                                           ---------------------
Adjusted Invested Amount of all Master Trust Series                                                             9,195,918,104.00
                                                                                                           ---------------------

End of the Month Seller Percentage                                                                                        10.42%
                                                                                                           ---------------------

CAPITAL ONE MASTER TRUST (DELINQUENCIES AND LOSSES)
MONTHLY PERIOD : March 1999                                                                  ACCOUNTS            RECEIVABLES
                                                                                             --------            -----------
End of the Month Delinquencies:
      30 - 59 Days Delinquent                                                                    123,582         176,498,680.74
                                                                                       -----------------   --------------------
      60 - 89 Days Delinquent                                                                     68,181         106,595,726.64
                                                                                       -----------------   --------------------
      90 + Days Delinquent                                                                       132,841         211,419,835.41
                                                                                       -----------------   --------------------

      Total 30 + Days Delinquent                                                                 324,604         494,514,242.79
                                                                                       -----------------   --------------------

      Delinquencies 30 + Days as a Percent of End of the Month Total Receivables                                          4.68%
                                                                                                           --------------------

Defaulted Accounts During the Month                                                               47,823          55,028,508.38
                                                                                       -----------------   --------------------

Annualized Default Rate as a Percent of Beginning of the Month Principal Receivables                                      6.21%
                                                                                                           --------------------

CAPITAL ONE MASTER TRUST (COLLECTIONS)
MONTHLY PERIOD : March 1999                                                             COLLECTIONS             PERCENTAGES
                                                                                        -----------             -----------
Total Collections and Gross Payment Rate                                             1,478,959,572.65                   13.50%
                                                                                    -----------------       ------------------

Collections of Principal Receivables and Principal Payment Rate                      1,274,505,565.10                   11.98%
                                                                                    -----------------       ------------------

      Prior Month Billed Finance Charge and Fees                                       168,070,748.30
                                                                                    -----------------
      Amortized AMF Income                                                              10,773,710.37
                                                                                    -----------------
      Interchange Collected                                                             11,044,905.52
                                                                                    -----------------
      Recoveries of Charged Off Accounts                                                17,693,294.74
                                                                                    -----------------
      Collections of Discounted Receivables                                                      0.00
                                                                                    -----------------

Collections of Finance Charge Receivables and Annualized Yield                         207,582,658.93                   23.42%
                                                                                    -----------------       ------------------

CAPITAL ONE MASTER TRUST (AMF COLLECTIONS)
MONTHLY PERIOD : March 1999

Beginning Unamortized AMF Balance                                                                                52,616,407.86
                                                                                                            ------------------
+     AMF Slug                                                                              23,367.86
                                                                                    -----------------
+     AMF Collections                                                                    7,645,058.99
                                                                                    -----------------
-     Amortized AMF Income                                                              10,773,710.37
                                                                                    -----------------
Ending Unamortized AMF Balance                                                                                   49,511,124.34
                                                                                                            ------------------

CAPITAL ONE MASTER TRUST (DISCOUNTED RECEIVABLES)
MONTHLY PERIOD : March 1999

Gross Principal Payment Rate                                                                   11.98%
                                                                                    -----------------

May 17, 1994   3% Discount of Addition                                                                           50,184,973.92
                                                                                                            ------------------
      Total Discounted Receivables Collections as of Beginning of Month                 50,184,973.92
                                                                                    -----------------
      Collections of Discounted Receivables Current Month                                        0.00
                                                                                    -----------------
Discounted Receivables to be Collected                                                                                    0.00
                                                                                                            ------------------






                                                   /s/ Douglas C.H. Adamson
                                                   ----------------------------
                                                   Douglas C.H. Adamson
                                                   Securitization Manager



                                                                  Page 8 of 41